Exhibit 1

EXECUTION COPY

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

FIRST MORTGAGE BONDS

UNDERWRITING AGREEMENT

September 6, 2011

Public Service Company of New Hampshire
Energy Park
780 North Commercial Street
Manchester, New Hampshire 03101-1134

1.

     Purchase and Sale. On the basis of the representations and warranties, and subject to the terms and conditions set forth in this agreement  (this “Agreement”), the Underwriters (defined below) shall purchase from Public Service Company of New Hampshire (the “Company”), severally and not jointly, and the Company shall sell to the Underwriters, the principal amount of the Company’s 3.20% First Mortgage Bonds, Series R, due 2021 set forth opposite the name of the Underwriters in Schedule I hereto at the price specified in Schedule III hereto (the aggregate principal amount of the bonds described in Schedule I hereto are hereinafter referred to as the “Bonds”).

2     Underwriters. The term “Underwriters”, as used herein, shall be deemed to mean J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representatives”) and the other several persons, firms  or corporations named in Schedule I hereto (including all substituted  Underwriters under the provisions of Section 10 hereof).  All obligations of the Underwriters hereunder are several and not joint.

3.

Representations and Warranties of the Company and the Underwriters.

(a)

The Company represents and warrants to and agrees with the Underwriters that:

(i)

A registration statement on Form S-3 (File No. 333-165579-02), as amended by Post-Effective Amendment No. 1 thereto, relating to the Bonds (i) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act.  Copies  of such registration statement and any amendment thereto have been delivered by the Company to the Representatives.  As used in this Agreement:

(A)

“Effective Date” means any date as of which any part of such registration statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with Rule 430B of the Rules and Regulations;

(B)

“Applicable Time” means 4:30 p.m. (New York City time) on the date of this Agreement;

(C)

“Prospectus” means the final prospectus relating to the Bonds included in the Registration Statement, including any prospectus supplement thereto relating to the Bonds, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(D)

“Preliminary Prospectus” means the final prospectus relating to the Bonds included in the Registration Statement, including any preliminary prospectus supplement thereto relating to the Bonds, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(E)

“Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including Post-Effective Amendment No. 1 thereto,  any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement;

(F)

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company and approved by the Company or used or referred to by the Company in connection with the offering of    the Bonds; and

(G)

“Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus listed on Schedule II hereto.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be.  Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations  on or prior to the date hereof.  Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to  the Registration Statement shall be deemed to include any Annual Report on Form 10-K of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.

(ii)

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose or pursuant to Section 8A of the Act against the Company or related to the offering has been instituted or threatened by the Commission.

(iii)

The Company was at the time of initial filing of the Registration Statement, has been at all relevant determination dates thereafter (as provided in clause (2) of the definition of “well-known seasoned issuer” in Rule 405 of the Rules and Regulations), is on the date hereof and will be on the  Closing Date (as defined below) a “well-known seasoned issuer” (as defined in such Rule 405), including not having been an “ineligible issuer” (as defined in such Rule 405) at any such time or date.  The Registration Statement is an “automatic shelf registration statement” (as defined in such Rule 405), was filed not earlier than the date that is three years prior to the Closing Date and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Rules and Regulations objecting to use of the automatic shelf registration statement form and the Company has not otherwise ceased to be eligible to use the automatic shelf registration statement form.

(iv)

The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Closing Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations.  The Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the Closing Date to the requirements of the Securities

Act and the Rules and Regulations.  The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(v)

The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(g) hereof, except that the representations and warranties set forth in this paragraph do not apply to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), of U.S. Bank National Association.

(vi)

The Prospectus will not, as of its date and on the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through  the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(g) hereof.

(vii)

The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(viii)

The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(g) hereof.

(ix)

Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations.  Except for the Issuer Free Writing Prospectus listed on Schedule II hereto (the use of which has been consented to by the Representatives), the Company has  not made any offer relating to the Bonds that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.  The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.  Schedule II hereto includes a complete list of all Issuer Free Writing Prospectuses  used in connection with the offering of the Bonds.

(x)

The Company has been duly formed, is validly existing as a New Hampshire corporation in good standing under the laws of New Hampshire, has the power and authority to own its property and to conduct its business as described in the Pricing Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.  The Company possesses such material certificates, authorizations, franchises or permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct its business as currently conducted.

(xi)

The Company has no subsidiaries other than PSNH Funding LLC, PSNH Funding LLC 2 and Properties, Inc.  PSNH Funding LLC, PSNH Funding LLC 2 and Properties, Inc. possess such material certificates, authorizations, franchises or permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct their business as currently conducted.

(xii)

The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by the Company.

(xiii)

The Indenture dated as of August 15, 1978, as amended, between the Company and U.S. Bank National Association, as successor trustee (the “Trustee”), as supplemented and previously amended by various supplemental indentures and as to be supplemented by the Nineteenth Supplemental Indenture, to be dated as of September 1, 2011, establishing the terms of the Bonds (the “Indenture”) has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

(xiv)

The Bonds have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits and security of the Indenture, equally and ratably with the first mortgage bonds of other series presently secured by the Indenture, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

(xv)

The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Bonds will not contravene any provision of applicable law, rule or regulation or the Articles of Incorporation or By-laws of the Company or any agreement or other instrument binding upon the Company or its properties that is material to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or its properties, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Bonds, except for  (i) Order No. 25,178 of the New Hampshire Public Utilities Commission (the “NHPUC”) dated December 17, 2010, (the “NHPUC Order”), (ii) the Order issued by the Vermont Public Service Board in Docket No. 7652, dated August 27, 2010 (the “VPSB Order”), (iii) the Order issued by the Maine Public Utilities Commission in Docket No. 98-182 on March 31, 1998 (the “MPUC Order”), (iv) such as have been obtained under the Securities Act and the Trust Indenture Act and (v) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Bonds.  The NHPUC Order, the MPUC Order and the VPSB Order are in full force and effect and are sufficient to authorize the Company to issue the Bonds and to

perform its obligations under the Bonds, the Indenture, and this   Agreement and are final and not subject to rehearing or appeal.

(xvi)

There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, from that set forth in the Pricing Disclosure Package.

(xvii)

There are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Pricing Disclosure Package and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Pricing Disclosure Package or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

(xviii)

Each Preliminary Prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 of the Rules and Regulations, complied when so  filed in all material respects with the Securities Act and the Rules and Regulations.

(xix)

The Company is not and, after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(xx)

Except as disclosed in the Pricing Disclosure Package and the Prospectus, the Company  (A) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties), (B) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (C) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company.

(xxi)

As of the date of the Company’s most recent certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the Company maintains systems of internal accounting controls and processes sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles; and (iii) assets are safeguarded from loss or unauthorized use. The Company evaluated the design and operation of its disclosure controls and procedures to determine whether they are effective in ensuring that the disclosure of required information is timely made in accordance with the Exchange Act and the rules and forms of the Commission. These evaluations were made under the supervision and with the participation of management, including the principal executive officer and principal financial officer of the Company, within the 45-day period prior to the filing of the most recent Quarterly Report on Form 10-Q. The principal executive officer and principal financial officer have concluded, based on their review, that the disclosure controls and procedures, as defined by Exchange Act Rules 13a-15(e) and 15(d)-14(c), are effective to ensure that information required to be disclosed by the Company in reports that it files under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in Commission rules and forms. No significant changes were made to the Company's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation.  The Company is not aware of any material weakness in its internal controls over financial reporting.

(xxii)

The financial statements and the related notes thereto incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the  Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

(xxiii)

Deloitte and Touche LLP, who have audited certain financial statements of the Company and its subsidiaries, are independent registered public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

(xxiv)

The Indenture constitutes a direct and valid first mortgage lien, subject only to liens permitted by the Indenture (including “permitted liens” as defined in the Indenture) on that portion of the Trust Estate (as defined below) located in the State of New Hampshire, the State of Maine, or the State of Vermont and under existing New Hampshire, Maine and Vermont law, as applicable, will, subject only to such liens permitted by the Indenture and subject to the provisions of the Federal Bankruptcy  Code with respect to liens on property purporting to attach after the date  of the commencement of proceedings thereunder, constitute a similar lien at the time of acquisition on all similar properties and assets of the Company acquired after the date hereof located within the State of New Hampshire, the State of Maine or the State of Vermont and required by the Indenture to be subjected to the lien thereof, except real property in Maine or Vermont acquired after the date hereof until the filing of a supplemental indenture specifically subjecting such real property to such lien, and other than the properties and assets of the character excluded or excepted from the lien thereof (it being understood, however, that (i) under certain limited circumstances, the lien of the Indenture on real property in New Hampshire and personal property located thereon could be subordinated to a lien in favor of the State of New Hampshire pursuant to New Hampshire Revised Statutes Annotated 147-B:10-b, as amended, for expenses incurred in containing or removing hazardous waste or materials, and any necessary mitigation of damages with respect to hazardous waste or materials and (ii) under certain limited circumstances the lien of the Indenture on real property in Maine could be subordinated to a lien in favor of the State of Maine pursuant to Maine Revised Statutes Annotated, Title 38, Section 1371 providing for such a lien for costs of abatement, cleanup or mitigation of hazardous substances).

(xxv)

The Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Bonds, will not distribute any offering material in connection with the offering and sale of the Bonds other than the Registration Statement, any Preliminary Prospectus, the Prospectus and the Issuer Free Writing Prospectus set forth on Schedule II hereto.

(xxvi) The property specifically described as the trust estate in the Indenture (the “Trust Estate”) located in the State of New Hampshire, Maine, and Vermont constitutes all of the utility franchises held by the Company and all of the Company’s principal properties and substantially all of the property used by the Company in its business other than the exceptions explicitly stated in the Indenture.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Bonds shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

(b)

Each Underwriter hereby agrees that, except for one or more term sheets containing the information set forth in Exhibit A to Schedule II hereto, it will not use, authorize use of, refer to, or participate in the use of, any “free writing prospectus”, as defined in Rule 405 of the Rules and Regulations (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) one or more term sheets relating to the Bonds which are not Issuer Free Writing Prospectuses and which contain preliminary terms of the Bonds and related customary information,  (ii) a free writing prospectus that is not required to be filed with the Commission, (iii) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) of the Rules and Regulations) that was not included (including through incorporation by reference) in any Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (iv) any Issuer Free Writing Prospectus prepared pursuant to Section 7(c) hereof, or (v) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing.

4.

Terms of Public Offering. The Company is advised by the Underwriters that they have made a public offering of the Bonds on the date of this Agreement.  The terms of the public offering of the Bonds are set forth in the Pricing Disclosure Package.

5

Payment and Delivery.  Except as otherwise provided in this Section 5, payment for the Bonds shall be made to the Company in Federal or other funds immediately available at the time (the “Closing Date”) and place set forth in Schedule III hereto, upon delivery to the Representatives of the Bonds, in fully registered global form registered in the name of Cede & Co., for the respective accounts of the several Underwriters of the Bonds registered in such names and in such denominations as the Representatives shall request in writing not less than the business day immediately preceding the date of delivery, with any transfer taxes payable in connection with the transfer of the Bonds to the Underwriters duly paid. Delivery of the Bonds shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

6.

Conditions to the Underwriters’ Obligations.  The obligations of the Underwriters are subject to the following conditions:

(a)

Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)

there shall not have occurred any downgrading or withdrawal, nor shall any notice have been given of any intended or potential downgrading or withdrawal or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 15c3-1(c)(2)(vi)(F) of the Exchange Act;

(ii)

any Preliminary Prospectus and the Prospectus shall have been timely filed with the Commission in accordance with Section 7(b) hereof; the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for such purpose or pursuant to Section 8A of the Act against the Company or related to the offering  shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or Prospectus or otherwise shall have been complied with; and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Rules and Regulations objecting to use of the automatic shelf registration statement form; and

(iii)

there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, from that set forth in the Pricing Disclosure Package that, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offer, sale or delivery of the Bonds on the terms and in the manner contemplated in the Pricing Disclosure Package and this Agreement.

(b)

The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Sections 6(a)(i) and (ii) above and to the effect that (i) the representations and warranties of the Company contained in this Agreement that are not qualified as to materiality or material adverse effect are true and correct in all material respects as of  the Closing Date, the representations and warranties of the Company contained in this Agreement that are qualified as to materiality or material adverse effect are true and correct in all respects as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date and (ii) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.  The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)     At the Closing Date, the Bonds shall have at least the ratings specified in the Pricing Disclosure Package, and the Company shall have delivered to the Underwriters a letter, dated the Closing Date, from each relevant rating agency, or other evidence reasonably satisfactory to the Underwriters, confirming that the Bonds have been assigned such ratings;

(d)

The Underwriters shall have received on the Closing Date a legal opinion or legal opinions from Jeffrey C. Miller, Esq., Assistant General Counsel of Northeast Utilities Service Company, counsel to the Company, or other counsel reasonably acceptable to the Underwriters, dated the Closing Date, to the effect that:

(i)

the Company has been duly formed, is validly existing as a New Hampshire corporation in good standing under the laws of New Hampshire, has the power and authority to own its property and to conduct its business as described in the Pricing Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company; the Company possesses such material certificates, authorizations, franchises or permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct its business as currently conducted;

(ii)

this Agreement has been duly authorized, executed and delivered by the Company;

(iii)

the Indenture has been (A) duly qualified under the Trust Indenture Act and (B) duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity;

(iv)

the Bonds have been duly authorized and executed and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits and security of the Indenture, equally and ratably with the first mortgage bonds of other series presently secured by the Indenture, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity;

(v)

(A) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Bonds will not contravene any provision of applicable law, rule or regulation or the Articles of Incorporation or By-laws of the Company or, to the best of such counsel’s knowledge, any agreement or other instrument binding upon the Company or its properties that is material to the Company, or, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or its properties, and (B) no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture and the Bonds, except for the NHPUC Order, the MPUC Order and the VPSB Order, such as have been obtained under the Securities Act and the Trust Indenture Act and such as may be required by the securities or Blue Sky laws of the various states, as to which such counsel need express no opinion, in connection with the offer and sale of the Bonds.  The NHPUC Order, MPUC Order and VPSB Order are in full force and effect and are sufficient to authorize the Company to issue the Bonds and to perform its obligations under the Bonds, the Indenture, and this Agreement and are final and not subject to rehearing or appeal;

(vi)

the statements (A) in the Pricing Disclosure Package

and the Prospectus under the captions “Description of Securities Registered—Public Service Company of New Hampshire—The PSNH Bonds”, “Underwriting” and “Description of the Series R Bonds” (other than under the subcaptions “— Global Securities” and “—Certain Notices,” as to which such counsel need express no opinion) (B) in the Registration Statement under Item 15, (C) in “Item 3 - Legal Proceedings” of the Company’s most recent Annual Report on Form 10-K incorporated by reference in the Pricing Disclosure Package and the Prospectus and (D) in “Item 1 - Legal Proceedings” of Part II of the Company’s Quarterly Reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings as of the dates of such reports and fairly summarize the matters referred to therein as of the dates of such reports;

(vii)

after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

(viii)

the Company is not and, after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(ix)

except as disclosed in the Pricing Disclosure Package and the Prospectus, the Company  (A) is in compliance with any and all applicable Environmental Laws, (B) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (C) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company;

(x)

the Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, no order directed to the adequacy of any document incorporated by reference in the Pricing Disclosure Package and the Prospectus has been issued by the Commission and no proceedings for either such purpose or pursuant to Section 8A of the Act against the Company or related to the offering are pending before or threatened by the Commission;

(xi)  such counsel (A) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Pricing Disclosure Package and the Prospectus and any amendment or supplement thereto (except for financial statements, schedules and other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus or any amendment to the Prospectus, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (B) is of the opinion that the Registration Statement, on the Effective Date, and each of the Preliminary Prospectus and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations (except for financial statements, schedules and other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, as to which such counsel need not express any opinion), complied as to form in all material respects with the Securities Act and the Rules and Regulations;

(xii)

the Trust Estate, located in the State of New Hampshire, Maine, and Vermont, constitutes all of the utility franchises held by the Company and all of the Company’s  principal properties and substantially all of the property used by  the Company in its business other than the exceptions explicitly stated in the Indenture;

           (xiii) the manner in which the Trust Estate is described in the granting clauses of the Indenture is adequate for the purpose of creating the lien described in subparagraph (xiv)  hereof on the portion of such property located in the State of New Hampshire, the State of Maine, or the State of Vermont; and

(xiv)   the Indenture constitutes a direct and valid first mortgage lien, subject only to liens permitted by the Indenture (including “permitted liens” as defined in the Indenture) on that portion of the Trust Estate located in the State of New Hampshire, the State of Maine, or the State of Vermont and under existing New Hampshire, Maine, and Vermont law, as applicable, will, subject only to such liens permitted by the Indenture and subject to the provisions of the Federal Bankruptcy Code with respect to  liens on property purporting to attach after the date of the commencement of proceedings thereunder, constitute a similar lien at the time of acquisition on all similar properties and assets of the Company acquired after the date hereof located within the State of New Hampshire, the State of Maine, or the State of Vermont and required by the Indenture to be subjected to the lien thereof, except real property in Maine or Vermont acquired after the date hereof until the filing of a supplemental indenture specifically subjecting such real property to such lien, and other than the properties and assets of the character excluded or excepted from the lien thereof (it being understood, however, that (i) under certain limited circumstances, the lien of the Indenture on real property in New Hampshire and personal property located thereon could be subordinated to a lien in favor of the State of New Hampshire pursuant to New Hampshire Revised Statutes Annotated 147-B:10-b, as amended, for expenses incurred in containing or removing hazardous waste or materials, and any necessary mitigation of damages with respect to hazardous waste or materials and (ii) under certain limited circumstances the lien of the Indenture on real property in Maine could be subordinated to a lien in favor of the State of Maine pursuant to Maine Revised Statutes Annotated, Title 38, Section 1371 providing for such a lien for costs of abatement, cleanup or mitigation of hazardous substances); no liens of the type referred to in the immediately preceding parenthetical have been recorded, or, to such counsel’s knowledge, threatened to be recorded, by the State of New Hampshire or the State of Maine, as applicable, against any of the Company’s New Hampshire or Maine properties; and the Indenture, and/or one or more appropriate certificates and/or financing statements with respect thereto, has been duly recorded or filed for recordation in all places within the State of New Hampshire, the State of Maine, and the State of Vermont in which such recording or filing is required to protect and preserve the lien of the Indenture on said properties and assets of the Company located in the State of New Hampshire, the State of Maine, and the State of Vermont which are presently subject thereto, and all New Hampshire, Maine, and Vermont taxes and fees required to be paid with respect to the execution and recording of the Indenture and the issuance of the Bonds have been paid (other than in connection with or in compliance with the provisions of the state securities or “Blue Sky” laws of any jurisdiction, as to which counsel need not express an opinion).

Such counsel shall also state that he has no reason to believe that (except for financial statements, schedules and other financial or statistical data contained or incorporated by reference in the Registration Statement,  Pricing Disclosure Package or Prospectus, and except for that part of the Registration Statement that constitutes the Form T-1, as to all of which such counsel need not express any belief):

(A) any part of the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted or omits  to state any material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its date and as of the date such opinion is delivered, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Such counsel may state that his belief is based upon his participation in  the preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectus  and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

Insofar as Mr. Miller’s opinion relates to matters governed by the law of the State of New Hampshire, he may rely on the opinions of even date therewith of Robert A. Bersak, Assistant General Counsel of Northeast Utilities Service Company and Sulloway & Hollis, P.L.L.C., counsel for the Company, each as addressed to him.  Insofar as Mr. Miller’s opinion relates to matters governed by the law of the State of Maine he may rely on the opinion of even date therewith of Drummond

Woodsum & MacMahon, counsel for the Company, and for matters governed by the law of the State of Vermont, he may rely on the opinion of even date therewith of Zuccaro, Willis & Sipples, P.C., counsel for the Company, each as addressed to him.  Each of the foregoing opinions shall be addressed to or shall allow the Underwriters to rely on such opinion as if they were an addressee thereto.

The opinion(s) of counsel described in Section 6(d) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(e)

The Underwriters shall have received from Pillsbury Winthrop Shaw Pittman LLP, special counsel for the Underwriters, an opinion dated the Closing Date and addressed to the Underwriters, with respect to such matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f)

The Underwriters shall have received on the date hereof and on the Closing Date, letters, the first dated the date hereof and the second dated the Closing Date, each in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the most recent Preliminary Prospectus, the Pricing Disclosure Package and the Prospectus.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

7.

Covenants of the Company.  In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

(a). To furnish the Representatives, without charge, one (1) signed copy of the Registration Statement (including exhibits thereto) and, for delivery to each other Underwriter, a conformed copy of the Registration Statement (without exhibits thereto) and to furnish the Representatives in

New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(e) hereof, as many copies of the Preliminary Prospectus, Prospectus, each Issuer Free Writing Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

(b)  To prepare the Prospectus in a form approved by the Representatives and to file the Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement.  If, at any time prior to the  filing of the Prospectus pursuant to Rule 424(b) of the Rules and Regulations, any event shall occur or condition exist as a result of which the Pricing Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the Representatives so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Pricing Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to the Underwriters in such quantities as the Representatives may reasonably request.

(c)  If required by the Securities Act, to timely file with the Commission under the Securities Act each Issuer Free Writing Prospectus. The Company will prepare a final term sheet, substantially in the form of Exhibit A to Schedule II hereto, in a form approved by the Representatives and to file such final term sheet pursuant to Rule 433(d) of the Rules and Regulations within the time required by such Rule and to file all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) of the Rules and Regulations.

(d)

 Before amending or supplementing the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus with respect to the Bonds, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object.

(e)  If, during such period after the first date of the public offering of the Bonds as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered (including in such circumstances where such requirement can be satisfied pursuant to Rule 172 of the Rules and Regulations) in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement  the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Bonds may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

(f)   To endeavor to qualify the Bonds for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company in its reasonable judgment to be unduly burdensome.

(g)

Not to make any offer relating to the Bonds that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.

(h)

To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses it uses or refers to; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(i)

To make generally available to the Company’s security  holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the “effective date of the registration statement” within the meaning of Rule 158 of the Rules and Regulations, which earning statement shall be in  such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(j)

During the period beginning on the date of this Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Bonds (other than (i) the Bonds and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Representatives.

(k)

Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Bonds under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Bonds to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Bonds under state law and all expenses in connection with the qualification of the Bonds for offer and sale under state law as provided in Section 7(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters not to exceed $10,000 in connection with such qualification and in connection with the Blue Sky memorandum, (iv) the fees and disbursements of the Company’s accountants and the Trustee and its counsel, (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with any review and qualification of the offering of the Bonds by the Financial Industry Regulatory Authority, (vi) any fees charged by the rating agencies for the rating of the Bonds and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.  It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution”, and clause (b) of Section 10 entitled “Defaulting Underwriters” hereof, the Underwriters will pay  all of their costs and expenses, including fees and disbursements of their counsel (except as set forth in this Section 7(k)), and any advertising expenses connected with any offers they may make.

(l)   The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(m)The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Bonds.

(n)  If the supplemental indenture establishing the terms of the Bonds (the “Supplemental Indenture”) is not recorded prior to  the  Closing Date, then (1) within 10 days after the Closing Date, the Company shall deliver such Supplemental Indenture in recordable form to the appropriate real estate recording office in all jurisdictions specified in such Supplemental Indenture for recording and deliver to the office of the Secretary of State of the State of New Hampshire a UCC-1 financing statement relating to the Supplemental Indenture for filing in such office and (2) within 25 days after the Closing Date, the Company shall deliver to counsel to the Underwriters a certificate signed by an officer of the Company certifying that the actions required by the foregoing clause (1) have been taken.  The Company shall further provide counsel to the Underwriters, as soon as it is available, a copy of the related opinion of counsel contemplated by Section 5.8(b) of the Indenture.  To the extent  not covered in the opinion described in the previous sentence, the Company shall also provide counsel to the Underwriters, concurrently with the furnishing of such opinion, a list of the recording information for all such filings.

(o) (The Company will pay the applicable Commission filing fees relating to the Bonds within the time required by Rule 456(b)(1) of the Rules and Regulations without regard to the proviso thereof.

(p) If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Bonds remain unsold by the Underwriters, the Company will, prior to the Renewal Deadline, file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Bonds, in a form satisfactory to the Representatives.  If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Bonds, in a form satisfactory to the Representatives, and will use its best efforts to cause such registration statement to be declared effective within 60 days after  the Renewal Deadline.  The Company will take all other action necessary or appropriate to permit the public offering and sale of the Bonds to continue as contemplated in the expired registration statement relating to the Bonds. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(q) If at any time when Bonds remain unsold by the Underwriters the  Company  receives  from  the Commission  a notice  pursuant to Rule 401(g)(2) of the Rules and Regulations or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Bonds, in a form satisfactory to the Representatives, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective and (iv) promptly notify the Representatives of such effectiveness.  The Company will take all other action necessary or appropriate to permit the public offering and sale of  the Bonds to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) of the Rules and Regulations notice or for which the Company has otherwise become ineligible.  References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

8.

Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities when and as incurred by them (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that are based upon or arise out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any

Issuer Free Writing Prospectus or in any amendment or supplement thereto, or  any “issuer information” (as defined in Rule 433 of the Rules and Regulations) contained in any free writing prospectus, so long as the Company consented in writing to such free writing prospectus prior to its first use or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, which information consists solely of the information specified in Section 8(g) hereof.

(b)

Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendments or supplements thereto, which information is limited to the information set forth in Section 8(g) hereof.

(c)

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 8(a) or 8(b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing (but the  omission so to notify the indemnifying party under this subsection shall not relieve it from any liability which it otherwise might have to an indemnified party otherwise than under this subsection) and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such  proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties  by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party has not retained counsel within a reasonable period of time after the request by the indemnified party to do

so. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to Section 8(a) hereof, and by the Company, in the case of parties indemnified pursuant to Section 8(b) hereof. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)

To the extent the indemnification provided for in Section 8(a) or 8(b) hereof is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such  proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Bonds or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of each indemnifying party on the one hand and each indemnified party on the other hand in connection with the statements or omissions that resulted in  such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Bonds shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Bonds (before deducting expenses) received  by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Bonds.  The relative fault of each indemnifying party on the one hand and each indemnified party on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Bonds they have purchased hereunder, and not joint.

(e)

The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose)  or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d) hereof.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount  by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that  such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)

The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Bonds.

(g)

The Underwriters severally confirm and the Company acknowledges and agrees that the statements regarding (i) delivery of the Bonds by the Underwriters set forth in the last paragraph of text on the cover page, (ii) in the third and fifth paragraphs of text under the caption “Underwriting” appearing on page S-14 and (iii) in the third sentence of the fourth paragraph of text under the caption “Underwriting” appearing on page S-14 of the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriter furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, any

Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

9.

Termination. This Agreement shall be subject to termination by notice given by the Representatives to the Company, if (a) after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Financial Industry Regulatory Authority, the Chicago Board of Options  Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or there shall have been established by any of such exchanges or by the Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, (ii) trading of any securities of the Company or Northeast Utilities shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (iv) there shall have occurred any (A) outbreak of hostilities affecting the United States, or (B) other national or international calamity or crisis, or any material adverse change in financial, political or economic conditions affecting the United States, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement, or (v) there shall have occurred any material disruption in commercial banking, securities settlement or clearance services and (b) in the  case of any of the events specified in clauses 9(a)(i) through 9(a)(v), such event, singly or together with any other such event, makes it impracticable or inadvisable, in the judgment of the Representatives, to proceed with the offer, sale or delivery of the Bonds on the terms and in the manner contemplated in the most recent Preliminary  Prospectus or the Prospectus.

10.

Defaulting Underwriters. (a) If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase the Bonds set forth opposite the name of such Underwriter or Underwriters in Schedule I hereto that  it has or they have agreed to purchase hereunder on such date, and the aggregate amount of such Bonds which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Bonds of such Underwriter or Underwriters to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of such Bonds set forth opposite their respective names in Schedule I hereto bears to the aggregate amount of such Bonds set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Bonds which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such  date; provided that in no event shall the amount of the Bonds that any  Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such amount of such Bonds without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase such Bonds and the aggregate amount of such Bonds with respect to which such default  occurs is more than one-tenth of the aggregate amount of such Bonds to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Bonds are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing  Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

(b)  If this Agreement shall be terminated by the Underwriters because  any condition to the obligation of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any failure or refusal on the part of the Company to comply with the terms or  to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters for all out of pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

11. No Fiduciary Duty.  The Company acknowledges and agrees that in connection with this offering, sale of the Bonds or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters:  (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the public offering price of the Bonds, and such relationship between  the Company, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company.  The Company hereby waives any claims that the Company may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

12.

Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the

Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Bonds.  The provisions of Sections 8 and 10(b) hereof shall survive the termination or cancellation of this Agreement.

13.

 Notices.  All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: High Grade Syndicate Desk – 3rd Floor, (facsimile: (212) 834-6081) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 50 Rockefeller Plaza, NY1-050-12-01, New York, New York  10020 Attention: High Grade Transaction Management/Legal (facsimile: (212) 901-7867); or, if sent to the Company, will be mailed, delivered or telefaxed to Public Service Company of New Hampshire, Attention: Assistant Treasurer (facsimile: (860) 728-4585), with a copy to the General Counsel at the same address and confirmed to it at Public Service Company of New Hampshire,  c/o Northeast Utilities Service Company, 56 Prospect Street, Hartford, Connecticut 06103-2818, Attention: Assistant Treasurer - Finance.

14.

Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

15.

Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

16.

Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

Very truly yours,

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Wells Fargo Securities, LLC

J.P. Morgan Securities LLC

By:

 /S/ ROBERT BOTTAMEDI

Name:

Robert Bottamedi

Title:

Vice President

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

By: /S/ BRANT MELESKI

Name:

Brant Meleski

Title:

Managing Director

As representatives of the several Underwriters

Accepted and agreed:

PUBLIC SERVICE COMPANY OF
NEW HAMPSHIRE

By:

/S/ SUSAN B. WEBER

Susan B. Weber
Assistant Treasurer - Finance

 SCHEDULE I

Underwriters	Principal Amount of Bonds
J.P. Morgan Securities LLC	$64,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$64,000,000
Wells Fargo Securities, LLC.	$32,000,000
TOTAL	$160,000,000

SCHEDULE II

Complete list of all Issuer Free Writing Prospectuses used in connection with the offering of the Bonds

•

Term sheet, dated September 6, 2011, attached hereto as Exhibit A, relating to the Bonds.

Exhibit A to Schedule II

Free Writing Prospectus
Filed pursuant to Rule 433
Registration No. 333-165579-02

September 6, 2011

Public Service Company of New Hampshire

Pricing Term Sheet

Issuer:

Public Service Company of New Hampshire

Security:

$160,000,000 3.20% First Mortgage Bonds, Series R, due 2021

Maturity:

September 1, 2021

Coupon:

3.20%

Price to Public:

99.578% of face amount

Yield to Maturity:

3.250%

Spread to Benchmark Treasury:

+128 basis points

Benchmark Treasury:

2.125% due August 15, 2021

Benchmark Treasury Yield:

1.970%

Interest Payment Dates:

March 1 and September 1, commencing March 1, 2012

Redemption Provisions:

Make-whole call at any time prior to June 1, 2021 at a discount rate of Treasury plus 20 basis points and, thereafter at par

Settlement:

September 13, 2011

(T + 5)

CUSIP:

744538AC3

Ratings:

[Ratings omitted]

Joint Book-Running Managers:

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith

                                                                                                           Incorporated

Co-Manager:

Wells Fargo Securities, LLC

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling J.P. Morgan Securities LLC collect at (212) 834-4533 or Merrill Lynch, Pierce, Fenner & Smith Incorporated toll-free at 1-800-294-1322.

2

SCHEDULE III

Closing Date and Location:

10:00 a.m., New York time

September 13, 2011

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, New York 10036

Purchase Price for the Bonds:	98.928% of the principal amount thereof

3